PROSPECTUS  |  DECEMBER 11, 2013

AllianceBernstein Tax-Aware Fixed Income Portfolio
(Shares Offered--Exchange Ticker Symbol)

 (Class A-ATTAX; Class C-ATCCX; Advisor Class-ATTYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
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                                                               Page
SUMMARY INFORMATION...........................................   4

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS.   8

SUMMARY INFORMATION
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ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to seek to maximize after-tax return and income.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Fund--Sales Charge Reduction Programs for Class A Shares", page 17 of this Prospectus, and in "Purchase of Shares--Sales Charge Reduction Programs
for Class A Shares", page 80 of the Fund's Statement of Additional Information
("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS C   ADVISOR CLASS
                                                                                SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%      None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None       None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                    CLASS A CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .50%    .50%       .50%
Distribution and/or Service (12b-1) Fees                                              .30%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .02%    .02%       .02%
  Other Expenses                                                                      .42%    .42%       .42%
                                                                                    ------  ------     ------
Total Other Expenses(c)                                                               .44%    .44%       .44%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses                                                 1.24%   1.94%       .94%
                                                                                    ======  ======     ======
Fee Waiver and/or Expense Reimbursement(d)                                          (.39)%  (.39)%     (.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement    .85%   1.55%       .55%
                                                                                    ======  ======     ======
-----------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)Total Other Expenses are based on the estimated amounts for the current fiscal year.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through December 11, 2014 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .85%, 1.55% and .55% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until December 11, 2016, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed the expense limitations or cause the total of the payments to exceed the
   Fund's total initial offering expenses.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver remains in effect as agreed upon. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               CLASS A CLASS C ADVISOR CLASS
--------------------------------------------
After 1 Year    $384    $158*      $ 56
After 3 Years   $644    $571       $261
--------------------------------------------

*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance.

PRINCIPAL STRATEGIES:
The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from
Federal income tax. These securities may pay interest that is subject to the
Federal alternative minimum tax ("AMT") for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from Federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as "junk bonds"), although such securities are not expected to be the Fund's primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering
Federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the portfolio, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund's trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures, and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds ("TOBs") and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices.
Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Fund's assets will fluctuate as the bond market fluctuates. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

..  BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state's municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The
   Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  TAX RISK: From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund's net asset value, or NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund's yield.

                                                                             5

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.
   For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
R.B. (Guy) Davidson III     Since 2013      Senior Vice President of the Adviser

Jon P. Denfeld              Since 2013      Vice President of the Adviser

Terrance T. Hults           Since 2013      Senior Vice President of the Adviser

Shawn E. Keegan             Since 2013      Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                      INITIAL               SUBSEQUENT
------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs       $2,500                  $50
------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         No minimum                $50
                                                                                 If initial minimum investment is
                                                                                   less than $2,500, then $200
                                                                                  monthly until account balance
                                                                                          reaches $2,500
------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or           None                   None
through other limited arrangements)
------------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the
"Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box
786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             7

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Fund's investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them.
This Prospectus does not describe all of the Fund's investment practices and additional descriptions of the Fund's risks and investments can be found in the
Fund's SAI.

MUNICIPAL SECURITIES
The two principal classifications of municipal securities are bonds and notes.
Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal bonds are typically classified as "general obligation" or "revenue"
or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may invest in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Fund may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Fund may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

The Fund may invest in municipal securities of issuers in Puerto Rico or other
U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of U.S. issuers generally. Like many U.S. states and municipalities, Puerto
Rico, in particular, experienced a significant downturn during the recent recession. As a result of Puerto Rico's challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a "negative watch". If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

UNRATED SECURITIES
Unrated municipal securities may be purchased by the Fund when the Adviser believes that the financial condition of the issuers of such obligations or the protections afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Fund's investment policies.

INSURED SECURITIES
The Fund may purchase municipal securities that are insured as to the payment of principal and interest under policies issued by certain insurance companies.
Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature.
In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies will present limited risk to the Fund. The underlying credit quality of the issuers of the insured municipal securities
(generally investment grade) reduces the risk of a significant reduction in the value of the insured municipal security.

DERIVATIVES
The Fund may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions, where the Fund's derivative trade counterparty is a financial institution.
Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to counterparty less credit risk than those that are privately negotiated.

The Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Fund's investments in derivatives may include, but are not limited to, the following:

..  FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or in the case of a non-deliverable forward, by a cash payment at maturity.

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that the Fund may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates.

..  OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund's investments in options include the following:

 - Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered or uncovered put and call options and purchase put and call options on fixed-income securities and financial indices or reference rates. The Fund may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments.
   In addition, the Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

   If the Fund purchases or writes privately-negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

..  SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates
   (e.g., interest rates

                                                                             9

  in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged.
  Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Payments received by the Fund from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are
  (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Fund's investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by the Fund. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap or floor transactions may be used to preserve a return or spread on a particular investment or portion of the
   Fund's portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be used to leverage the Fund's investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Fund to efficiently increase (or decrease) its duration and income.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the
   Consumer Price Index with respect to CPI swaps) over the term of the swap
   (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the
   Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements may be expected to increase if unexpected inflation increases. The Fund will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference

   obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

FORWARD COMMITMENTS
The Fund may purchase or sell fixed-income securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission (the "Commission") guidelines, the Fund limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. If the Fund invests in illiquid securities, it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities
(securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to
Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN BELOW INVESTMENT GRADE SECURITIES
The Fund may invest in below investment grade taxable and tax-exempt securities. Investments in these securities may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

INVESTMENTS IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
The Fund may invest in shares of exchange-traded funds, or ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940
Act"), or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. The Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

The Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies
(which may include management and advisory fees), which are in addition to the
Fund's expenses. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

MORTGAGE-RELATED, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
The Fund may invest in mortgage-related or other asset-backed securities.
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

                                                                             11

The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities.
During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates.
If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments
(including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities.

The Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations
("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may invest in other asset-backed securities that have been offered to investors.

The Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

The Fund may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this
Prospectus, such as mortgage-related and other asset-backed securities. The
Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations.
This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class.
Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which the Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities.
Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.

PREFERRED STOCK
The Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants'
perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
The Fund may enter into repurchase agreements in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

STRUCTURED PRODUCTS
The Fund may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities and

credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities. commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes the Fund to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes are determined by reference to an unrelated indicator
(for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

The Fund may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivatives instruments or other securities. The Fund's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule
144A securities so that they may be freely traded among institutional buyers.
However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

TENDER OPTION BOND TRANSACTIONS
The Fund may enter into TOBs in which the Fund may sell a municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle, which is generally organized as a trust, sponsored by the broker (the "Trust").
The Fund receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as "floaters") are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the
Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the Trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund uses the cash received from the transaction for investment purposes, which involves leverage risk. For a discussion of the risks of TOBs, see "Leverage" below.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating-rate securities pay interest at rates that are adjusted periodically according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a
"floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Fund may invest in inverse floating-rate instruments ("inverse floaters").
The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON SECURITIES
Zero-coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

LEVERAGE
The Fund may use leverage for investment purposes to seek to enhance the yield and NAV attributable to its shares. In particular, the Fund may enter into such transactions as TOB transactions and credit default and interest rate swaps.
This means that the Fund uses cash made available during the term of these transactions to make other investments or to make investments through credit default interest rate swaps that are functionally

                                                                             13

equivalent to the purchase of a fixed-income security. The utilization of leverage, which is considered speculative, involves certain risks for the
Fund's shareholders. These risks include a higher volatility of the NAV of the
Fund's shares and the relatively greater effect on its NAV. So long as the Fund is able to realize a net return on its investments that is higher than the carrying costs of the leveraged transaction, the effect of leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund was not leveraged. If the carrying costs of leveraged transactions approach the return on the Fund's investments made through leverage, the benefit of leverage to the Fund's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the return to shareholders, the Fund's use of leveraged transactions would result in a lower rate of return. In an extreme case, if the Fund's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect the Fund's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Fund's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a
TOB Trust to terminate or collapse, potentially requiring the Fund to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.

FUTURE DEVELOPMENTS
The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the
Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Fund's Board of Directors (the "Board") may change the Fund's investment objective without shareholder approval. The Fund will provide shareholders with
60 days' prior written notice of any change to the Fund's investment objective.
The Fund has a fundamental policy to invest at least 80% of its net assets in fixed-income securities and will not change this policy without shareholder approval. Unless otherwise noted, all other investment policies of the Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Fund also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. While the Fund is investing for temporary defensive purposes, it may not achieve its investment objective.

PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share
Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as
described under "Sales Charge Reduction Programs for Class A Shares" below.

HOW TO BUY SHARES
The purchase of the Fund's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A AND CLASS C SHARES
You may purchase the Fund's Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investments,
Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

PURCHASE MINIMUMS AND MAXIMUMS

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Retirement Plans, Tax-Deferred Accounts and
 Employee Benefit Plans" and "Automatic Investment Program" below.
 Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                   None
--Class C shares               $500,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by the Fund
Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding
$500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV.
Advisor Class shares may be purchased and held solely:

..  through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

..  through a defined contribution employee benefit plan (e.g., a 401(k) plan)
   that purchases shares directly without the involvement of a financial intermediary; and

..  by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

The Fund's SAI has more detailed information about who may purchase and hold
Advisor Class shares.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special investment minimums and other eligibility requirements for the purchase of Class A and Class C shares by these types of plans may apply. Investment minimums are as set forth in the list below:

..  Traditional and Roth IRAs (the minimums listed in the table above);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no minimums);

..  AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);

..  AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 employees (no minimums); and

..  certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund (no minimums).

Class C shares are available to AllianceBernstein Link, AllianceBernstein
Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than
$250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

IRA custodians, plan sponsors, plan fiduciaries and other intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of shares of the Fund, including minimum investment requirements greater than those described above and maximum investment requirements.

                                                                             15

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or
FINRA, member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund
Application.

GENERAL
ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Commission Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The
  Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's
  Rule 12b-1 fee, if any, is disclosed below and in the Fund's fee table included in the Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES
The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12b-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.30%
Class C                   1.00%
Advisor Class             None

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C shares are subject to higher
Rule 12b-1 fees than Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

SALES CHARGES

CLASS A SHARES
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 3.00% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints" or "quantity discounts" as discussed below. Purchases of Class A shares in the amount of $500,000 or more or by
AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge but may be subject to a 1% CDSC if redeemed or terminated within one year.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as
BREAKPOINTS or QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                           INITIAL SALES CHARGE
                                           ------------------
                                            AS % OF    AS % OF
                                           NET AMOUNT  OFFERING
                  AMOUNT PURCHASED          INVESTED    PRICE
                  ---------------------------------------------
                  Up to $100,000              3.09%      3.00%
                  $100,000 up to $250,000     2.04       2.00
                  $250,000 up to $500,000     1.01       1.00
                  $500,000 and above          0.00       0.00

The Fund may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or
   100 employees;

..  persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by
   ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers

  or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

..  plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment
   Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

..  certain other investors, such as investment management clients of the
   Adviser or its affiliates, including clients and prospective clients of the
   Adviser's AllianceBernstein Institutional Investment Management Division,
   employees of selected dealers authorized to sell the Fund's shares and employees of the Adviser.

Please see the Fund's SAI for more information about purchases of Class A shares without sales charges.

CLASS C SHARES
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within one year.
If you exchange your shares for the Class C shares of another AllianceBernstein
Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of
CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor. Advisor
Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION
PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR
RECORDS YOU MAY NEED TO PROVIDE TO THE FUND OR YOUR FINANCIAL INTERMEDIARY IN
ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund
Investors--U.S." then "Investor Resources--Understanding Sales Charges").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY
DISCOUNT, a shareholder can combine the value of the new investment in the Fund with the higher of cost or NAV of existing investments in the Fund, any other
AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and
certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The
AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of the Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other
AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

..  an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

..  a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

..  any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY
DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Fund offers a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The
Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the

                                                                             17

total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE
PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the
LETTER OF INTENT. If an investor fails to invest the total amount stated in the
LETTER OF INTENT, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein
Mutual Funds held in:

..  all of the shareholder's accounts at the Fund or a financial intermediary;
   and

..  accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

..  if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

..  if the proceeds of the redemption are invested directly in a
   CollegeBoundfund account; or

..  if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and
REINSTATEMENT PRIVILEGE as described below.

DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or
CDSC, in the same class of additional shares of the Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than
$25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein
Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein
Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of the
Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Fund offers a systematic withdrawal plan that permits the redemption of
Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense

structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

..  whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY
   DISCOUNT, you might consider purchasing Class A shares); and

..  whether a share class is available for purchase.

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF
FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the
  Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies.
  Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class C shares in an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training;
    and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the
AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual
Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2013, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the

                                                                             19

AllianceBernstein Mutual Funds, or approximately $21 million. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $19.0 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan
Services" below. These expenses paid by the Fund are included in "Other
Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses"
in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS
  THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN
  INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR
  FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE
  FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO
  RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUND, THE
  ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO
  YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT
  THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Citigroup Global Markets, Inc.
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of
AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other
AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined
NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time, on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the the Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to
15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by the Fund
Closing Time, and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
..  Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

..  For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE
..  You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time for you to receive that day's NAV, less any applicable CDSC.

..  For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the
   Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank.
   Otherwise, the proceeds will be mailed to you.

..  Telephone redemptions may not exceed $100,000 per Fund account per day.

..  Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in
Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund
will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

While the Fund does not typically invest significantly in securities of foreign issuers, these securities may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund ordinarily calculates its
NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target the
Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage.

                                                                             21

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time.
   Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current
   Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be
   "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S.
   Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES
The Fund's NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value.
Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Fund may value these securities using fair value prices based on independent pricing services.

Subject to its oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a
Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation
Committee values Fund assets as described above. More information about the valuation of the Fund's assets is available in the Fund's SAI.

                                                                             23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Fund's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345
Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of
September 30, 2013 totaling approximately $445 billion (of which more than $88 billion represented assets of investment companies). As of September 30, 2013, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 26 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 119 separate investment portfolios, currently have approximately 2.6 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund will pay the
Adviser a fee at an annualized rate of .50% of the Fund's average net assets.
The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund through December 11, 2014 to the extent necessary to prevent total
Fund operating expenses, on an annualized basis, from exceeding .85% on Class A shares, 1.55% on Class C shares and .55% on Advisor Class shares (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the
Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs).

Fees waived and expenses borne by the Adviser are subject to reimbursement until December 11, 2016. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the net fee percentages set forth in "Fees and Expenses of the Fund" or cause the total of the payments to exceed the Fund's total initial offering expenses.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the
Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser
(including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. The team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's investments.

The following table lists the persons on the Fund's investment management team with the most significant responsibility for the day-to-day management of the
Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                   THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
R.B. (Guy) Davidson, III; since 2013; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser                 with which he has been associated in a
                                              substantially similar capacity to his
                                              current position since prior to 2008,
                                              and Director, Municipal Bonds.

Jon P. Denfeld, since 2013; Vice President    Vice President of the Adviser, with
of the Adviser                                which he has been associated in a
                                              substantially similar capacity to his
                                              current position since prior to 2008,
                                              and Senior Portfolio Manager, Liquid
                                              Markets.

Terrance T. Hults; since 2013; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                      with which he has been associated in a
                                              substantially similar capacity to his
                                              current position since prior to 2008,
                                              and Portfolio Manager, Tax Exempts.

Shawn E. Keegan; since 2013; Vice             Vice President of the Adviser, with
President of the Adviser                      which he has been associated in a
                                              substantially similar capacity to his
                                              current position since prior to 2008,
                                              and Portfolio Manager, U.S. Investment
                                              Grade Credit.

The Fund's SAI provides additional information about the Portfolio Managers'
compensation, other accounts managed by the Portfolio Managers, and the
Portfolio Managers' ownership of securities in the Fund.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The investment team employed by the Adviser to manage the Fund's portfolio has substantial experience in managing discretionary accounts of institutional clients and pooled investment vehicles and portions thereof (the "Historical
Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as the Fund. The Historical Accounts are not subject to certain limitations, diversification requirements

and other restrictions imposed under the 1940 Act and the Internal Revenue Code
(the "Code") to which the Fund, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the
Historical Accounts managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team of the Adviser managed the Historical Accounts through September 30, 2013.
The aggregate assets for the Historical Accounts managed by the investment team as of September 30, 2013 were approximately $563 million. The investment team's
Historical Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. The performance data is net of the estimated Annual Fund Operating Expenses of Class A shares of the
Fund (after fee waiver and expense reimbursements and not including any initial sales charge or CDSC) as set forth in "Fees and Expenses of the Fund" in this
Prospectus, calculated on a monthly basis. Net-of-fee performance figures reflect the compounding effect of such fees.

Class C shares of the Fund pay higher expenses associated with the distribution of such shares in accordance with the plan adopted by the Board of the Fund under Commission Rule 12b-1 than do Class A shares. The Adviser is not obligated to extend the agreed-upon fee waivers and/or expense reimbursements beyond December 11, 2014. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical
Accounts on a trade-date basis. Income has been accrued daily and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Barclays Municipal Bond Index is used by the Fund and the Historical
Accounts, for purposes of this example, as a benchmark to measure their relative performance. The Barclays Municipal Bond Index is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

To the extent the investment team utilizes investment techniques such as swaps, futures or options, the performance of the benchmark may not be substantially comparable to the performance of the investment team's Historical Accounts. The benchmark does not reflect the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below is provided solely to illustrate the investment team's performance in managing the Historical Accounts as measured against a broad-based market index. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the
Historical Accounts as an indication of future performance of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the
Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

SCHEDULE OF HISTORICAL PERFORMANCE - HISTORICAL ACCOUNTS*

                                             TAX-AWARE FIXED   BARCLAYS
                                                 INCOME        MUNICIPAL
                                           HISTORICAL ACCOUNTS   BOND
                                             TOTAL RETURN**      INDEX
------------------------------------------------------------------------
Annual Performance--Year Ended
 December 31:
2012                                               7.15%          6.78%
2011                                               8.97%         10.70%
October 2010--December 2010                       -2.71%         -4.17%
Cumulative total return for the period
 October 1, 2010 (inception of Historical
 Accounts) to December 31, 2012                   13.46%         13.28%

*  Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of Annual Fund Operating Expenses of Class A shares of the Fund (after fee waiver and expense reimbursement and not including any initial sales charge or CDSC).

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2013

                                            1 YEAR 3 YEARS*
-----------------------------------------------------------
Tax-Aware Fixed Income Historical Accounts  -2.69%   3.08%
Barclays Municipal Bond Index               -2.21%   3.24%

* Inception date of Historical Account is October 1, 2010.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of
Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each

                                                                             25

plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the
beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Fund's SAI, call your financial advisor or visit our website at www.AllianceBernstein.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Fund declares dividends on its shares on each business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Fund pays dividends on its shares after the close of business on the last day of each month. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

TAXES
Distributions to shareholders out of tax-exempt interest income earned by the
Fund are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which the Fund invests. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings". Distributions from the Fund that are excluded from gross income will generally be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since the Fund's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same potential tax rates applicable to long-term capital gains.

The Fund anticipates that a substantial portion of its dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from the Fund, including distributions that are exempt from federal income taxes.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by
AMT-Subject bonds should consult their tax advisers before purchasing shares of the Fund.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Fund shares. The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Fund.

                                                                             27

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law.
Generally, the Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so.
Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds.
In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all
AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-SUBJECT BONDS are municipal securities paying interest that is an item of
"tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

BONDS are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

MUNICIPAL SECURITIES are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations.
Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

BARCLAYS MUNICIPAL BOND INDEX is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

                                                                             29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial highlights information is not available because the Fund had not yet commenced operations as of the date of this Prospectus.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York State Attorney
General requires the Fund to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and
Expenses of the Fund" in this Prospectus, about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the
Fund's returns over a 10-year period. The chart shows the estimated expenses
(net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a
5% return each year, including an initial sales charge of 3.00%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Investor Resources--Calculators--Mutual
Funds--Hypothetical Fee and Expense Calculator" on www.AllianceBernstein.com.
Your actual expenses may be higher or lower.

TAX-AWARE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  386.57    $10,098.43
   2             10,098.43      504.92    10,603.35     131.48     10,471.87
   3             10,471.87      523.59    10,995.46     136.34     10,859.12
   4             10,859.12      542.96    11,402.08     141.39     11,260.69
   5             11,260.69      563.03    11,823.72     146.61     11,677.11
   6             11,677.11      583.86    12,260.97     152.04     12,108.93
   7             12,108.93      605.45    12,714.38     157.66     12,556.72
   8             12,556.72      627.84    13,184.56     163.49     13,021.07
   9             13,021.07      651.05    13,672.12     169.53     13,502.59
   10            13,502.59      675.13    14,177.72     175.80     14,001.92
   --------------------------------------------------------------------------
   Cumulative                $5,762.83               $1,760.91

*Expenses are net of any fee waiver or expense waiver until December 11,
 2014, per the Adviser's fee waiver agreement. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver.

                                                                            A-1

For more information about the Fund, the following document is available upon request:

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the
Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: 800-221-5672
                  For Literature: 800-227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain this document from the Securities and Exchange
Commission (the "Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
   Public Reference Section, Washington, DC 20549-0102.

AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-02383
                                                                PRO-0116II-1213

                                    [GRAPHIC]